Exhibit 10.2

AMENDMENT NO. 2 TO

EQUIPMENT OPERATING LEASE AGREEMENT

Dated as of March 24, 2006

between

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity except

as expressly provided herein, but

solely as Owner Trustee,

as Lessor

and

OLD DOMINION ELECTRIC COOPERATIVE,

as Lessee

CLOVER UNIT 1 GENERATING FACILITY

AND

COMMON FACILITIES

AMENDMENT NO. 2 TO EQUIPMENT OPERATING LEASE AGREEMENT

This AMENDMENT NO. 2 TO EQUIPMENT OPERATING LEASE AGREEMENT, dated as of March 24, 2006 (this “Amendment No. 2”), between U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as successor to State Street Bank and Trust Company as Owner Trustee (the “Lessor”), and OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (the “Lessee”).

WHEREAS, the Lessor and the Lessee entered into an Equipment Operating Lease Agreement, dated as of February 29, 1996, as amended by Amendment No. 1 to Equipment Operating Lease Agreement, dated as of December 19, 2002 (as amended and in effect from time to time, the “Equipment Operating Lease”), relating to the lease of the Equipment Interest from the Lessor to the Lessee;

WHEREAS, the parties hereto wish to amend the Equipment Operating Lease as set forth herein in connection with the refinancing of Loan Certificates pursuant to Section 10.3 of the Participation Agreement referred to below.

NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

Capitalized terms used in this Amendment No. 2 (including the recitals) and not otherwise defined herein shall have the respective meanings specified in the Equipment Operating Lease or, if not defined therein, in Appendix A to the Participation Agreement, dated as of February 29, 1996, among the Lessee, the Lessor, First Union National Bank of Florida (“First Union”) and Utrecht-America Finance Co., as amended by (i) Amendment No. 1 to Participation Agreement, dated as of December 19, 2002, among such parties and Cedar Hill International Corp., as the Series B Lender, (ii) Amendment No. 2 to Participation Agreement, dated as of December 31, 2004, among such parties, and (iii) Amendment No. 3 to Participation Agreement, dated as of March 24, 2006, among such parties (other than Cedar Hill International Corp.) and FGIC Capital Services LLC, as the Series B Lender (as amended and in effect from time to time, the “Participation Agreement”).

SECTION 2. AMENDMENTS

Section 2.1 Amendment to Section 1. Section 1 of the Equipment Operating Lease is amended to delete the word “hereto” in the first sentence thereof and to substitute the words “to the Participation Agreement” in lieu thereof.

Section 2.2 Amendment to Section 3.2. Section 3.2 of the Equipment Operating Lease is amended to delete the word “twenty-two” in the second sentence thereof.

Section 2.3 Amendment to Section 9. Section 9(xiii) of the Equipment Operating Lease is amended by deleting the words “the Deposit” each place they occur.

Section 2.4 Amendment to Schedules. Schedule 1, Schedule 2 and Schedule 4 to the Equipment Operating Lease are deleted in their entirety and Schedule 1, Schedule 2 and Schedule 4 hereto are substituted in lieu thereof, respectively.

SECTION 3. REFERENCE TO AND EFFECT ON THE EQUIPMENT OPERATING LEASE

Section 3.1 Reference. Upon the effectiveness of this Amendment No. 2, each reference in the Equipment Operating Lease to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, to the Equipment Operating Lease, shall mean and be a reference to the Equipment Operating Lease, as amended hereby.

Section 3.2 Effect. Except as specifically amended hereby, the Equipment Operating Lease shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

Section 4.1 Governing Law. This Amendment No. 2 shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

Section 4.2 Severability. Whenever possible, each provision of this Amendment No. 2 shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 2.

Section 4.3 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment No. 2.

Section 4.4 Headings. The headings of the sections of this Amendment No. 2 are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 4.5 Effectiveness of Amendment No. 2. This Amendment No. 2 has been dated as of the date first above written for convenience only. This Amendment No. 2 shall be effective on the date of execution and delivery by each of the Lessor and the Lessee.

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IN WITNESS WHEREOF, each of the Lessor and the Lessee has caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:	/s/ David Ganss
Name:	David Ganss
Title:	Assistant Vice President
Date: March 24, 2006

OLD DOMINION ELECTRIC COOPERATIVE

By:	/s/ Robert L. Kees
Name:	Robert L. Kees
Title:	Senior Vice President and Chief Financial Officer
Date: March 24, 2006

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SCHEDULE 1

to

Amendment No. 2 to

Equipment

Operating Lease

BASIC RENT PERCENTAGES

Rent Payment Date	Advance Rent (% of Undivided Interest Cost)	Arrears Rent (% of Undivided Interest Cost)

SCHEDULE 2

to

Amendment No. 2 to

Equipment

Operating Lease

TERMINATION VALUE PERCENTAGES

Termination Date	Percentage of Equipment Interest Cost

SCHEDULE 4

to

Amendment No. 2 to

Equipment

Operating Lease

ALLOCATION OF BASIC RENT

U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee, having pledged its right, title and interest under the Equipment Operating Lease Agreement to Utrecht-America Finance Co., as Agent, under the Amended and Restated Loan and Security Agreement, as amended, Utrecht-America Finance Co., as Agent has executed this Amendment No. 2 to the Equipment Operating Lease Agreement for the sole purpose of evidencing its consent hereto.

UTRECHT-AMERICA FINANCE CO.,
as Agent

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Assistant Secretary
Date:	March 24, 2006

By:	/s/ Kevin Moclair
Name:	Kevin Moclair
Title:	Assistant Treasurer
Date:	March 24, 2006